UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	December 7, 2020 (December 3, 2020)

CurAegis Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York	000-24455	16-1509512
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Linden Oaks Rochester, New York		14625
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	585-254-1100

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None.	N/A	N/A

Item 1.01     Entry into a Material Definitive Agreement

The information required by this Item 1.01 is set forth in Item 2.01 below, which is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

On December 2, 2020, CurAegis Technologies, Inc. (the “Company”) completed of the sale of its Aegis division assets, including its hydraulic testing equipment, prototypes, and other fixed assets as well as intellectual property, including patents, trademarks, and trade secrets relating to the Aegis division business (the “Aegis Assets”).

Poseidon Fluid Power, LLC (“Poseidon”) acquired the Aegis Assets pursuant to an Asset Purchase Agreement, between Poseidon and the Company, dated December 2, 2020 on an “as-is” basis (the “Agreement”). In addition, pursuant to the Technology Transfer & Assignment Agreement , between Poseidon and the Company, dated December 2, 2020 (the “TTAA”), for a ten year period from the date of the TTAA (the “Retainage Period”), Poseidon will pay the Company (i) 5% of all revenue received from the sale or lease of any products based upon or incorporating the Aegis Assets, and (ii) 15% of all licensing and royalty revenues associated with the Aegis Assets. In the event that Poseidon enters into any transaction or series of transactions involving any sale, transfer, assignment or other conveyance of all or any portion of the Aegis Assets (a “Sale Transaction”) within the Retainage Period, it will pay the Company net proceeds from the Sale Transaction as follows: 40% within the first twelve months of the TTAA, 20% within the three year period following the first anniversary of the TTAA, and 10% for years thereafter through the Retainage Period.

Item 7.01     Regulation FD Disclosure

On December 7, 2020, the Company issued a press release announcing that it had completed the sale of the Aegis Assets. A copy of the press release is attached to this current report as Exhibit 99.1 and is incorporated by reference herein.

The information contained in this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01     Financial Statements and Exhibits

(d)

2.1     Asset Purchase Agreement, between Poseidon Fluid Power, LLC and CurAegis Technologies, Inc., dated December 3, 2020

2.2     Technology Transfer & Assignment Agreement, between Poseidon Fluid Power, LLC and CurAegis Technologies, Inc.,, dated December 3, 2020

99.1     Press Release of CurAegis Technologies, Inc. dated December 7, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CurAegis Technologies, Inc.

December 7, 2020	By:	/s/ James R. Donnelly
James R. Donnelly
Chief Executive Officer